REVOLVING NOTE

$50,000.00                                                       January 5, 2006

      FOR VALUE RECEIVED, Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Growth Finance, Inc., Marine Growth Freight, Inc., Marine Growth Real Estate, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), having an office at 3408 Dover Road, Pompano Beach, Florida 33062, hereby promises to pay to the order of Frank P. Crivello (the "Lender"), at the Lender's office located at 3408 Dover Road, Pompano Beach, Florida 33062 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to FIFTY THOUSAND DOLLARS ($50,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon on the Maturity Date at an annual rate equal to ten percent (10%), as follows:

      1. Maturity Date. The term "Maturity Date" shall mean June 30, 2006. It is agreed upon by both parties that the Maturity Date shall extend to December 31, 2006 unless Lender notifies Borrower in writing thirty (30) days prior to the Maturity Date that this extension will not be allowed.

      All payments made hereunder shall be applied first to interest accrued and second to payment of the reduction of the outstanding principal.

      All amounts advanced hereon, but not to exceed $50,000 at any one time outstanding in the aggregate, shall be so advanced upon the sole discretion of the Lender after receiving a request of the Borrower for the release of funds. All amounts so advanced hereon and all payments made on account of the principal hereof shall be recorded in the books of the Lender, which records shall be final and binding, but failure to do so shall not release the Borrower from any of its obligations hereunder.

      This Note may be prepaid, in whole or in part, at any time, without premium or penalty of any kind.

      In the event of a default by the Borrower or in the event any payment of principal or interest or of principal and interest as the case may be, required to be paid by this Note is not paid when due, or in the event of any other violation or breach of any term, condition, covenant or provision of this Note, the entire remaining unpaid principal of this Note and all accrued but unpaid interest thereon shall immediately be due and payable at the option of the holder hereof.

      To the fullest extent permitted by law, Borrower and each guarantor (if any) of this Note, for itself and themselves and their respective heirs, personal representatives, successors and assigns, hereby jointly and severally:
(a) waive notice of maturity, demand, presentment for payment, diligence in collection, and notice of non-payment and protest; (b) waive all applicable execution, valuation, and appraisal rights with respect to any demand or action on this Note; (c) consent and agree to any extension of time, whether one or more, for the payment hereof and/or to any and all renewals hereof; and (d) consent and agree that Holder may release any party liable for the payment hereof, and otherwise amend this Note, and that any such extension, release, or amendment may be without notice to and without discharging or effecting the liability of any party liable hereunder.

      Borrower and each guarantor (if any) of this Note, for itself and themselves and their respective heirs, personal representatives, successors and assigns, hereby agree that if this Note is placed in the hands of an attorney for collection or to defend or enforce any of the rights of Holder, then Borrower and each endorser and guarantor hereof shall be jointly and severally obligated to pay, in addition to any and all costs and disbursement otherwise allowed, all costs and expenses, including, but not limited to reasonable attorney's fees incurred by Holder in connection therewith, whether or not suit is filed.

      If any term, covenant or condition of this Note or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Note, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby. Each term, covenant, and condition of this Note shall be valid and enforceable to the fullest extent permitted by law. This Note shall be governed, in all respects, by the internal laws of the State of Florida.

      IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, under seal, and delivered in Pompano Beach, Florida, as of the day and year first above written.


/s/ Paul L. Schwabe                             /s/ Paul L. Schwabe
-------------------------------                 -------------------------------
Paul L. Schwabe, Secretary                      Paul L. Schwabe, Secretary
Marine Growth Ventures, Inc.                    Marine Growth Charter, Inc.

/s/ Paul L. Schwabe                             /s/ Paul L. Schwabe
-------------------------------                 -------------------------------
Paul L. Schwabe, Secretary                      Paul L. Schwabe, Secretary
Marine Growth Finance, Inc.                     Marine Growth Freight, Inc.

/s/ Paul L. Schwabe                             /s/ Paul L. Schwabe
-------------------------------                 -------------------------------
Paul L. Schwabe, Secretary                      Paul L. Schwabe, Secretary
Marine Growth Real Estate, Inc.                 Gulf Casino Cruises, Inc.